                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   FORM 8-KSB

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)  December 4, 1996
                                                 -----------------------------

                  Mako Marine International, Inc.
     -------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

          Florida                      0-26618               65-0501535
     -------------------------------------------------------------------------
     (State or other jurisdiction      (Commission           (IRS Employer
        or incorporation)              File Number)          Identification No.)

             4355 N.W. 128th Street, Miami, Florida                 33054
     -------------------------------------------------------------------------
       (Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code     (305) 685-6591
                                                   -----------------------------

                                                                    Page 1 of

ITEM 1.  CHANGES IN CONTROL OF REGISTRANT

     (b)  INFORMATION REQUIRED BY ITEM 403(c) OF REGULATION S-B.

     On December 4, 1996, Tracker Marine, L.P. ("Tracker") entered into agreements with Mako Marine International, Inc. ("Mako") and CreditAmerica Venture Capital, Inc., pursuant to which Tracker is acquiring control of Mako. Reference is made to the text under the caption "Change in Control" in Mako's Information Statement filed concurrently herewith pursuant to Section 14(f) of the Securities Exchange Act of 1934, as amended. The text under the referenced caption describes the transactions that will result in Tracker's control of Mako, and it is incorporated herein by reference and attached hereto as Exhibit 99.1.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (a),(b) FINANCIAL STATEMENTS AND PRO FORMA FINANCIAL INFORMATION.

          Not applicable


     (c)  EXHIBITS.

                                                                    Page 2 of

          2.1 Stock Purchase Agreement dated as of December 4, 1996 by and between Tracker Marine, L.P., and Mako Marine International, Inc.

          2.2 Tracker/CAVC Stock Purchase Agreement dated as of December 4, 1996 by and between Tracker Marine, L.P., and CreditAmerica Venture Capital, Inc.

          2.3  Letter dated December 4, 1996.

          99.1 Text under caption "Change of Control," excerpted from the Information Statement filed concurrently herewith by Mako Marine
International, Inc., pursuant to Section 14(f) of the Securities Exchange Act of 1934, as amended.

                                                                    Page 3 of

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   MAKO MARINE INTERNATIONAL, INC.


Date: December 13, 1996                 By:/s/ Douglas W. Baena
                                           ---------------------------------
                                        Douglas W. Baena
                                        Chairman of the Board, President and
                                        Chief Executive Officer

                                                                    Page 4 of

ITEM 7.   (a),(b)   FINANCIAL STATEMENTS AND PRO FORMA FINANCIAL INFORMATION.

                    Not Applicable

          (c)       EXHIBITS.


          2.1 Stock Purchase Agreement dated as of December 4, 1996 by and between Tracker Marine, L.P., and Mako Marine International, Inc.

          2.2 Tracker/CAVC Stock Purchase Agreement dated as of December 4, 1996 by and between Tracker Marine, L.P., and CreditAmerica Venture Capital, Inc.

          2.3  Letter dated December 4, 1996.

          99.1 Text under caption "Change of Control," excerpted from the Information Statement filed concurrently herewith by Mako Marine
International, Inc., pursuant to Section 14(f) of the Securities Exchange Act of 1934, as amended.


                                                                    Page 5 of